United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                          Date of Report: December 15, 2009


                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
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          Appointment of Certain Officers; Compensatory Arrangements of Certain
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          Officers.
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Elizabeth A. Deforge,  46, who has served as Assistant  Controller of Providence and Worcester Railroad Company (the "Company") since 2000 was appointed to serve as Treasurer of the Company, effective December 14, 2009.


                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Marie A. Angelini
                                        ---------------------
                                    Marie A. Angelini, Secretary
                                    and General Counsel


Date: December 15, 2009
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